                                                                    EXHIBIT 10.2




                     FORM OF REGISTRATION RIGHTS AGREEMENT


                 REGISTRATION RIGHTS AGREEMENT, dated as of March 31, 2000 between FastComm Communications Corporation, a Virginia corporation (the "Company"), and _________________________ (the "Holder").

                 1. Introduction. Pursuant to an Agreement and Plan of Reorganization dated as of March 27, 2000 among the Company, Cronus Technology, Inc., Cronus Communications Inc, and certain Principal Stockholders of Cronus Technology, Inc. (the "Seller") (the "Agreement"), the Board of Directors of the Company has authorized the grant of certain registration rights to the Holder on the terms and conditions set forth herein.

                 2. Registration under the Securities Act. The Holder shall have the registration rights specified below:

                          2.1     Primary Registration.  The Company will use
best efforts to affect the registration under the Securities Act of the Registrable Shares within 45 days after the Company has filed its Annual Report on form 10-K for the Company's year 2000 fiscal year. In that regard, the Company will:

                                  (a)      prepare and file with the Commission
a registration statement on any form that the Company is eligible to use, such form to be selected by the Company after consultation with counsel, with respect to such Registrable Securities and use best efforts to cause such registration statement to become effective as soon as practicable. If, for any reason, such registration statement is not filed with the Commission on or before September 30, 2000, the Holder shall have the right to demand registration of his Registrable Securities. Upon receipt of such demand, the Company shall, as promptly as practicable prepare and file with the Commission a registration statement sufficient to permit the public offering of the Registrable Securities and will use best efforts through it's officers, directors, auditors, and counsel, in all matters necessary or advisable, to cause such registration statement to become effective as promptly as practicable; provided, however, the Company shall only be obligated to file one such registration for the Registrable Securities;

                                  (b)      prepare and file with the Commission
such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities and securities have been disposed of in accordance with the intended methods of disposition by the Holder thereof set forth in such registration statement or the expiration of one hundred and eighty (180) days after such registration statement becomes effective; and will furnish, within a reasonable time prior to filing, to the Holder's Representative prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which the Holder's Representative shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                                  (c)      furnish to the Holder's
Representative of such Registrable Securities a copy of each such amendment and supplement thereto (in each case including all exhibits), and such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents, as the Holder's Representatives may reasonably request;

                                  (d)      use best efforts to register or
qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of the States of the United States as the Holder shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things which may be necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of his Registrable Securities offered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection
(d) be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent general service of process in any such jurisdiction;

                                  In addition, the Company shall not be
required to qualify the Registrable Shares or any portion thereof in any jurisdiction where the Registrable Shares do not meet the requirements of such jurisdiction.

                                  (e)      upon request, furnish to the Holder
of Registrable Securities a signed counterpart, addressed to the Holder, an opinion of counsel for the Company, dated the effective date of such registration statement covering such items that are customarily covered in the opinion of issuer's counsel delivered to underwriters in underwritten public offerings of securities;

                                  (f)      provide and cause to be maintained a
transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                                  (g)      use best efforts to list all
Registrable Securities covered by such registration statement on each securities exchange on which any of the Company's Common Stock is then listed or, if the Common Stock is not then quoted on NASDAQ or listed on any national securities exchange, use its best efforts to have such Company's Common Stock covered by such registration statement quoted by NASDAQ or, at the option of the Company, listed on a national securities exchange; and

                                  (h)      Expenses.  Except as otherwise
required by applicable law, the Company shall pay all Registration Expenses in connection with the registration of the Registrable Securities pursuant to
Section 2.1.



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                                  (i)      Penalty.  If the Company has not
filed the Registration Statement referenced in this Section 2.1 within the time period specified above and such non-filing was not caused by force majeure, then the Company will pay to the Holder's Representative a penalty of $100,000.

                          2.2 Piggy-Back Registration.

                                  (a)      Right to Include Registrable Shares.
If the Company at any time proposes to register any of its securities under the Securities Act (other than a registration on Form S-4, S-8, or any successor or similar forms and other than pursuant to Section 2.1), for sale to the public whether on its own account or on account of the other holders or both, it will each such time give prompt written notice to the Holder's Representative of its intention to do so and of the Holder's rights under this Section 2.2. Upon the written request of the Holder made within thirty (30) days after the receipt of the notice (which request shall specify the Registrable Shares intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Shares which the Company has been so requested to register by the Holder, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Shares so to be registered, by inclusion of such Registrable Shares in the registration statement and, in the case of an underwritten offering, the underwriting which covers the securities which the Company proposes to register; provided, however, that if, at any time after giving written notice or its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder's Representative and, upon the giving of such notice, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but shall pay all Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect the Primary Registration under Section 2.1. The Holder's participation in any such piggyback registration shall not require that he or she pay any portion of the Registration Expenses incurred by the Company but such Holder shall pay the proportional amount of all underwriting discounts and commissions applicable to Registrable Shares sold by it and fees and disbursements of any legal counsel or accountants retained by such Holder.

                                  (b)      Priority in Piggy-Back
Registrations. If (i) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities so being registered to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Holder's Representative (if any Registrable Shares held by the Holder have been requested to be included in such underwritten offering) by letter of its belief that the distribution of all or a specified number of the Registrable Shares requested to be included concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of





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the Registrable Shares requested to be included which may be distributed without such effect), then the Company may, upon written notice to the Holder's Representative, reduce (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of the Registrable Shares, if any, requested to be included so that the resultant aggregate number of the Registrable Shares requested to be included that will be included in such registration shall be equal to the number of shares stated in such managing underwriter's letter; provided, however, that the priority in such registration shall be subject to the following restriction. The parties who received Common Stock of the Company are divided into two classes: (1) former creditors, and (ii) former stockholders of the Seller. See Attachment 1 hereto. To the extent that there is a limit on the number of shares that can be registered, such shares shall be registered in the following order of priority: (i) stockholder-creditors of the Seller, and (ii) non-creditor, stockholder of the Seller.

                                  (c)      Expiration of Piggy-Back Rights.
The Company shall not be obligated to include Registrable Shares in any registration statement pursuant to this Section 2.2 that will become effective during a period when the Holder thereof is eligible to sell such Registrable Shares pursuant to the Commission's Rule 144.

                                  (d)      Lack of Information.  The Company
shall not be required to register or cause the registration of the Registrable Shares or any portion thereof pursuant to this Section 2.2 hereof if the Holder shall not promptly supply the Company with any information about the Holder or his Registrable Shares which the Company may reasonably and timely request in written form in order to permit the preparation, filing and effectiveness of a registration statement in accordance with the Securities Act and any rules and regulations promulgated by the Commission thereunder.

                          2.3     Registration Procedures.  If and whenever the
Company is required to use best efforts to effect the registration of any Registrable Shares under the Securities Act as provided in Sections 2.1 and 2.2 the Company shall, as expeditiously as possible:

                                  (i)      prepare and (within sixty (60) days
after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration and thereafter use best efforts to cause such registration statement to become and remain effective; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Shares (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Shares) at any time prior to the effective date of the registration statement relating thereto;

                                  (ii)     prepare and file with the Commission
such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Holder thereof set forth in such registration statement or (a) in the case of a registration pursuant to Section 2.1, the period of time specified in Section 2.1, or (b) in the case of a registration pursuant to
Section 2.2, the expiration of one hundred eighty (180) days after such registration statement becomes effective;





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
                                  (iii)            furnish to the Holder's
Representative of the Registrable Shares covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such seller;

                                  (iv)     use best efforts to register or
qualify all Registrable Shares and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdiction the Holder and any underwriter of the securities being sold by such underwriter and the Holder shall reasonably request, to keep such registration statement in effect, and take any other action which may be reasonably necessary or advisable to enable the Holder and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision
(iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                                  (v)      notify each seller of Registrable
Shares covered by such registration statement and the Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or the Holder promptly prepare and furnish to such seller or the Holder and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

                          The Holder  agrees that, upon receipt of any notice
from the Company of the occurrence of any event of the kind described in subdivision (v) of this Section 2.3, the Holder will forthwith discontinue his disposition of Registrable Shares until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (v) of this
Section 2.3 and, if so directed by the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in paragraph (ii) of this Section 2.3 shall be extended by the length of the period from and including the date when each seller of any Registrable Shares covered by such registration statement shall have received such notice to the date on which each such seller has received the





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copies of the supplemented or amended prospectus contemplated by paragraph (v)
of this Section 2.3.

                          2.4     Underwritten Offerings.

                                  (a)      Underwritten Piggy-Back Offerings.
The Holder of Registrable Shares to be distributed by underwriters in a registration pursuant to Section 2.2 shall be parties to the underwriting agreement between the Company and such underwriters and may require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to the obligations of the Holder of Registrable Shares. The Holder agrees to make such representations or warranties to or agreements with the Company or the underwriters as are customarily given to the underwriters and any other representation required by law.

                                  (b)      Holdback Agreements.  Holder agrees,
if so required by the managing underwriter, not to effect any public sale or distribution of any securities of the Company during the seven days prior to and the one hundred eighty (180) days (or such longer period as the managing underwriter may reasonably require for all holdback agreements entered into with holders of Common Stock) after any underwritten registration pursuant to
Section 2.2 has become effective (the "Holdback"), except as part of such underwritten registration, whether or not such Holder participates in such registration; provided however, that if a Holder does not participate in a registration, such Holder shall not be subject to the Holdback beyond the expiration of this Agreement, unless agreed to in writing.

                          2.5     Preparation; Reasonable Investigation.
Notwithstanding Section 2.1 hereof and despite a Request, the Company shall not be required to file any registration statement, or if filed cause any registration statement to become effective, if at the time the Holder makes a Request, or during the period after filing but before effectiveness, the Company is engaged in negotiations to acquire the stock or assets of any business entity which would be required to make any public announcement thereof; provided, however, no such delay occasioned under this Section shall exceed ninety (90) days. If, however, the Company shall take any action with respect to the acquisition of the stock or assets of any business entity which would require the Company to amend any prospectus included in a registration statement which became effective under the provisions of Section 2.1 hereof by including therein financial statements which conform to the requirements of Regulation S-X promulgated by the Commission, the Holder agrees to suspend the offering or sale of the Registrable Shares or any portion thereof for a period not to exceed 90 days so that the Company may prepare such financial statements, provided that the Company uses best efforts to prepare such financial statements as promptly as possible and provided further that the ninety (90) day period referred to in the first sentence of this Section shall be extended for a period equivalent to the delay.

                 The Company shall furnish the Holder's Representative with a printer's proof of Part I of any registration statement sufficiently in advance of its filing with the Commission to provide the Holder and it's counsel with a reasonable opportunity for review and comment, which proof shall not be materially different in content from Part I of the registration statement as filed. In addition, the Company shall furnish to the Holder's Representative, within reasonable time prior to the filing





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thereof, a copy of any registration statement as filed with the Commission and any amendments thereto, including if requested, copies of any exhibits and consents filed therewith and of any exhibits incorporated therein by reference, and shall not circulate any preliminary prospectus until five (5) days after a copy of the same has been furnished to the Holder's Representative. In addition, the Company shall furnish the Holder's Representative as many copies of any prospectuses (and of any preliminary, amended or supplemented prospectuses) in connection with such registration as the Holder's Representative may reasonably request.

                 3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                          (a)     Agreement: As defined in Section 1 of this
Agreement.

                          (b)     Closing Date: As defined in Section 1 (c) of
the Agreement.

                          (c)     Commission: The Securities and Exchange
Commission or any other Federal agency at the time administering the Securities Act.

                          (d)     Common Stock: The common stock, .01 par
value, of the Company.

                          (e)     Company: As defined in the introductory
paragraph of this Agreement.

                          (f)     Holder: As defined in the introductory
paragraph to this Agreement. "Holders" shall mean all of the former stockholders of Seller listed on Attachment 1.

                          (g)     Holder's Representative shall mean William J.
Dawson.

                          (h)     Person: A corporation, an association, a
partnership, an organization, business, an individual, a governmental or political subdivision thereof or a governmental agency.

                          (i)     Registrable Shares or Registrable Securities:
(a) Any shares of Common Stock received by Holder pursuant to the Agreement, and (b) any additional shares of Common Stock receivable or received by the Holder upon the payment of stock dividends thereon and (c) any securities issued or issuable with respect to the Common Stock referred to in the foregoing subdivision by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, excepting any of the aforementioned shares which, in the opinion of Sokolow, Dunaud, Mercadier & Carreras, LLP (or if such firm is not counsel to the Company, counsel to the Holder), may at the time of proposed sale or registration be sold pursuant to Rule 144(k) of the Securities Act or any exemption to the same effect which permits such shares to be freely sold. Any particular Registrable Shares shall cease to be Registrable Shares when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they may be distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (iii) three years shall have expired since the Closing Date.





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                          (j)     Registration Expenses: All expenses incident
to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing Securities and Exchange commission and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, internal expenses, the fees and disbursement of counsel for the Company and of its independent public accountants any fees and disbursements of underwriters customarily paid by issuers of securities, but excluding underwriting discounts and commissions and fees and disbursements of legal counsel and accountants, if any, retained by the Holders.

                          (k)     Request:  The act of the Holder or Holder's
Representative to either demand or request registration by the Company of either all or any portion thereof of it's Registrable Shares.

                          (l)     Securities Act: The Securities Act of 1933,
as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                 4.       Covenants and Representations of the Company.

                          (a)     From the date of this Agreement, the Company
shall not, without the prior written consent of the holders of at least a majority of the outstanding Registrable Securities held by the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company which gives such holder or prospective holder rights that are superior to, or which adversely affect, the rights granted under this Agreement; provided however, that the foregoing covenant shall be null and void upon the earlier of (i) the Registration of the Registrable Shares pursuant to
Section 2.1; (ii) the Registration of the Registrable Shares pursuant to
Section 2.2; (iii) the availability for resale of the Registrable Shares pursuant to Rule 144, or other applicable rule.

                          (b)     The Company hereby represents and warrants
that there are no other registration rights which it has previously granted which are superior to those stated herein, except as set forth in Attachment 2 hereof.

                 5. Rule 144. The Company shall timely request and/or file the reports required to be filed by it under the Securities Exchange Act of 1934 (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder and will take such further action as any Holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by
(a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.





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                 6.       Amendments and Waivers.  This Agreement may be
amended only by written instrument signed by the parties hereto.

                 7. Nominees for Beneficial Owners. In the event that any Registrable Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at his election, be treated as the Holder of such Registrable Shares for purposes of any request or other action by any Holder or the Holders pursuant to this Agreement. If the beneficial owner of any Registrable Shares so elects, the Company may require assurance reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Shares.

                 8. Notices. Any notice or other communication required or permitted to be given hereunder shall be deemed to have been given if delivered, or five (5) days after mailing by certified or registered mail, return receipt requested, first class postage prepaid, or one business day after the time dispatched by telecopy; in every case addressed as follows:

                 (a)      If to the Company:           FastComm Communications Corporation
                                                       45472 Holiday Drive
                                                       Sterling, Virginia  20166

                 (b)      If to the Holder or the
                          Holder's Representative:     William J. Dawson
                                                       4001 Prentice Lane
                                                       Austin, Texas 78746

                 (c)      With Copies to:              Robert B. Webb, III
                                                       Reed Smith Hazel & Thomas LLP
                                                       8251 Greensboro Drive - Suite 1100
                                                       Suite 1100
                                                       McLean, Virginia 22102

    (which shall not constitute notice to Holder or Holder's Representative)

or at such address as the party addressed may from time to time designate in writing to the other parties in like manner. Any communication dispatched by telecopy shall be confirmed by letter.

                 9. Indemnification. The Company and the Holder agree to indemnify each other on the terms and conditions set forth below:

                          (a)     Indemnification by the Company.  The Company
will indemnify and hold harmless the Holder and each underwriter (as defined in the Securities Act) employed by the Holder (including any broker or dealer through whom the shares may be sold) and each person, if any, who controls the Holder or any such underwriter within the meaning of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, including the Blue Sky laws of the various jurisdictions, and, except as hereinafter





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
provided, will reimburse the Holder and each of the underwriters and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement of a material fact, or omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, contained in any registration statement, preliminary or amended prospectus or any prospectus (or any registration statement or prospectus as from time to time amended or supplemented by the Company) which the Company shall file pursuant to either Sections 2.1 or 2.2 hereof, unless such untrue statement or omission was made in such registration statement, preliminary or amended preliminary prospectus or prospectus (or any registration statement or prospectus as from time to time amended or supplemented by the Company) in reliance upon and in conformity with information furnished in writing to the Company by the Holder or any underwriter employed by the Holder and arising out of any violations by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with such registration. Promptly after receipt by the Holder or any underwriter or any person controlling the Holder or such underwriter of notice of the commencement of any action (but in no event later than ten (10) days prior to the time any notice of appearance or any response thereto is required) in respect of which indemnity may be sought against the Company, the Holder or such underwriter, as the case may be, shall notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. The Holder or any underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by it. The Company shall not be liable to indemnify any person, as required by this Section, for any settlement of any such action effected without its consent, nor shall it be liable to indemnify any person unless it shall be notified of the commencement of any action within the time limits and as set forth above.


                          (b)     Indemnification by the Holder.  The Holder
will indemnify and hold harmless the Company, each of its directors and officers who have signed the registration statement and each person, if any, who controls the Company with the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, including the Blue Sky laws of the various jurisdictions, and except as hereinafter provided, will reimburse the Company and each such director, officer or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement of material fact, or an omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, contained in any registration statement, any preliminary or amended preliminary prospectus or in any prospectus (or the registration statement or prospectus as from time to time amended or supplemented) which the Company shall file pursuant to Sections 2.1 or 2.2 hereof, but only insofar as any such statement or





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
omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Holder or any underwriter employed by the Holder. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against the Holder (but in no event later than ten (10) days prior to the time any notice of appearance or any response thereto is required) the Company shall notify the Holder in writing of the commencement thereof, and the Holder shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Holder. The Company and each director, officer or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Holder unless the employment of such counsel has been specifically authorized by him. The Holder shall not be liable to indemnify any person, as required by this Section, for any settlement of any such action effected without the Holder's consent, nor shall he be liable to indemnify any person unless he shall be notified of the commencement of any action within the time limits and as set forth above.

                 10.      Miscellaneous.

                          (a)     Assignment.  This Agreement and the rights,
interests and obligations hereunder shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Shares. Any assignment pursuant hereto by either party shall be consented in writing, and any such written consent shall not be unreasonably withheld by either party.

                          (b)     No Third-Party Beneficiaries.  Except for the
provisions of Section 9(a) and (b) this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such successors and assigns, any legal or equitable rights hereunder, except to the extent otherwise provided in this Agreement.

                          (c)     Descriptive Headings.  The descriptive
headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                          (d)     Waivers.  No failure or delay of any party in
exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which the parties would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be effected in accordance with this Section 10(d), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the

Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to prior written consent of the Holders.

                          (e)     Governing Law.  This Agreement shall be
construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Virginia without reference to the principles of conflicts of laws.

                          (f)     Counterparts.  This Agreement may be executed
simultaneously in any number of counterparts, and may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                          (g)     Entire Agreement.  This Agreement embodies
the entire agreement and understanding between the Company and each other party hereto and supersedes all prior agreements and understandings related to the subject matter hereof.

                          (h)     Severability.  In the event that any one or
more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


                                           THE COMPANY:

                                           FASTCOMM COMMUNICATIONS CORPORATION

                                           --------------------------------
                                           Name:
                                           Title:


                                           THE HOLDER:

                                           --------------------------------


                                           HOLDER'S REPRESENTATIVE

                                           --------------------------------
                                           William J. Dawson





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
                                  ATTACHMENT 1


CREDITOR-STOCKHOLDERS

1.       WILLIAM J. DAWSON
2.       J.A. SUNKEL
3.       WILLIAM F. FERGUSON
4.       GEORGE CHEN



NON-CREDITOR STOCKHOLDERS:





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
                                  ATTACHMENT 2



1.       REGISTRATION RIGHTS GRANTED TO KAUFMAN BROS. LLP




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